Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Mobile Services Group, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008 (the “Report”), I, Allan Villegas, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 7, 2008

/s/ Allan Villegas
Chief Financial Officer